UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 15, 2019
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

Maryland	001-37506	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN REPORT

Item 7.01 Regulation FD Disclosure

On March 15, 2019, MSB Financial Corp. (the "Company") filed a Form 12b-25, Notification of Late Filing (“Form 12b-25”) with the Securities and Exchange Commission for an extension of the filing deadline of the Company’s Annual Report on Form 10-K. The Company  anticipates filing its Form 10-K within the 15 day extension period from the prescribed deadline.

During the process of the Company’s first audit of internal control over financial reporting, management identified five material weaknesses.  Based on the substantive procedures completed by management to date, these material weakness have not resulted in any identified material misstatements to the financial statements, and there have been no material changes to previously released financial results.

Management identified the following material weaknesses:
A material weakness in internal controls related to the design, implementation, and effectiveness of certain information technology general controls.  In the fourth quarter of 2018, management identified an issue in internal control related to the design, implementation and effectiveness of certain information technology general controls (“ITGCs”) in the area of user access as some employees had access to systems that, based on their job functions, they should not have.  Management also identified that there was a formal process in place to periodically review user access to the various information technology systems and to document the granting, revoking or modifying user access however additional levels of precision are required to make this an effective process. In addition, management was not formally documenting its review of security logs for financially significant systems.  These deficiencies in aggregate constitute a material weakness. The Company believes that these deficiencies were largely a result of system access that enabled certain employees to serve in multiple capacities to best serve customers.  While no material misstatements to the financial statements have been identified as a result of this material weakness, this material weakness is being addressed as described below.
A material weakness in internal controls over the processing and approving of department level journal entries. In the fourth quarter of 2018, management identified a material weakness in the processing and approving of journal entries to the general ledger and online transaction entries due to improper user provisioning and system design. Specifically, certain employees had authority to post entries to the general ledger and customer accounts without a system in place to review all such entries.  In addition, employees with access to a secondary system used to prepare financial statements and facilitate the Company’s electronic filings with the SEC had the ability to alter data imported to the reporting application from the core system without a system in place to review such changes.  While the Company had in place a system of dual review for financial statements and footnotes, there was not a formal process in place to validate the completed financial statements to the core system rather than the system used to prepare the statements.
A material weakness in internal controls over loan data within the loan accounting system. In the fourth quarter of 2018, management determined that while it had in place controls for a review of loans posted to the loan accounting system by an individual independent of the recording function to ensure the loans exist and are accurately recorded, the controls did not require the post-closing review be to a system-generated loan report to ensure all loans were subject to the control.  With respect to changes made to a loan after it has been closed, management determined that there was not a formal review of the changes.
A material weakness in internal controls over deposit data within the deposit accounting system.  In the fourth quarter of 2018, management determined a material weakness with respect to its internal controls over deposit data within the deposit accounting system.  While the Company had in place a documented checklist of items to be completed when a new account was opened, it did not have in place a system of dual review of such documentation nor did it have a system of dual review of subsequent changes to deposit accounts.
A material weakness in internal controls over the allowance for loan loss calculation. In the third quarter of 2018, the Bank implemented a dual review procedure for the allowance for loan loss calculation.  While these reviews are being performed, the reviewer failed to document that the review had been traced back to the original source documents to ensure proper loan classifications and other factors that could affect the calculation of the allowance for loan losses. In addition, for three quarters in 2018, management had improperly pooled TDR impaired loans for purposes of allowance for loan losses calculation rather than applying an expected cash flow or collateral method which has been determined to not be material to the current and prior year financial results.
As a result of the identification of the material weaknesses, the Company and its auditors are in the process of completing certain additional procedures.  As a result, the audit cannot be completed by the prescribed deadline.

Remediation Efforts

Management, with the oversight of the audit committee, has taken the following steps starting in 2018, and will continue to take steps that management and the audit committee believe will remediate the material weaknesses. As part of these steps:

•	Management reviewed the material weaknesses with our audit committee and the appropriate levels of management.

•
Management enhanced and implemented systemic controls over information technology processing including the periodic, precise review of user access rights and a formalized precise process for granting and revoking user access.

•
Management has added staff and redefined roles to address segregation of duties issues. Specifically an IT Manager joined the firm in March 2019 and duties and abilities within Loan and Deposit Operations were adjusted to account for segregation of duties.  Management requires and documents dual control over journal entries and implements a process to ensure that all transactions are subject to this control.

•
Management implemented a formal review process over loan and deposit data maintenance and requires that such reviews be made utilizing core system generated reports and other core system tools available to the Company, including ensuring all transactions are subject to review.

•	Management will implement a checklist to further support and augment review processes such as the allowance for loan losses and other significant estimates.

Management believes that these changes have and will contribute significantly to the remediation of the material weaknesses in internal control over financial reporting that were in existence as of December 31, 2018. Additional changes may be implemented if determined necessary. The weaknesses will not be considered remediated, however, until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively. Management expects the remediation of this material weakness will be completed during 2019.

Forward-Looking Statements
The Company may from time to time make written or oral "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission (including this Annual Report on Form 10-K and the exhibits thereto), in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the private securities litigation reform act of 1995.
These forward-looking statements involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations, estimates and intentions, which are subject to change based on various important factors (some of which are beyond the Company's control). The following factors, among others, could cause the Company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: The strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System ("Federal Reserve"), inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the Company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute competitors' products and services for the Company's products and services; the success of the Company in gaining regulatory approval of its products and services, when required; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); our ability to successfully remediate our material weaknesses in internal control; technological changes, acquisitions; market volatility; changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.
The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Michael A. Shriner
Date: March 15, 2019		Michael A. Shriner President and Chief Executive Officer